EXHIBIT 99.3

ACOLT 2015-SN1 SALE AND CONTRIBUTION AGREEMENT

BETWEEN

ALLY BANK,

as Seller

AND

ALLY CENTRAL ORIGINATING LEASE TRUST

DATED AS OF March 31, 2015

-i-

THIS ACOLT 2015-SN1 SALE AND CONTRIBUTION AGREEMENT, dated as of March 31, 2015 (this “Sale and Contribution Agreement” or this “Agreement”), between ALLY CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory trust (“ACOLT”), and ALLY BANK, a Utah chartered bank (“Ally Bank” and, in its capacity as seller of the Lease Assets, “Seller”).

WHEREAS, ACOLT desires to purchase as of the date hereof a portfolio of Leases and the related Leased Vehicles beneficially owned by the Seller and known as the Lease Assets;

WHEREAS, the Seller is willing to sell as of the date hereof the Lease Assets to ACOLT;

WHEREAS, ACOLT will issue secured notes to the Seller (the “Secured Notes”) to partially fund its acquisition of the Lease Assets pursuant to the ACOLT 2015-SN1 Indenture (the “ACOLT Indenture”), dated as of March 31, 2015, between ACOLT and Citibank, N.A., as indenture trustee (the “ACOLT Indenture Trustee”);

WHEREAS, Ally Financial Inc. (“Ally Financial”), in its capacity as Servicer, has agreed to service the Lease Assets pursuant to the ACOLT 2015-SN1 Servicing Agreement, dated as of March 31, 2015, among Ally Financial, in its capacity as Servicer, ACOLT and the ACOLT Indenture Trustee (as it may be amended from time to time, the “Servicing Agreement”);

WHEREAS, the Servicer is willing to service the Lease Assets in accordance with the terms of the Servicing Agreement and, by its execution of the Administration Agreement, is willing to administer the Secured Notes in accordance with the terms of such Administration Agreement for the benefit of the Secured Noteholders and each other party identified or described herein, therein, or in the agreements pursuant to which ACOLT issues the Secured Notes and Ally Bank or another Person acquires an interest in such Secured Notes (all such agreements, including the ACOLT Indenture, the Pooling Agreement, the Trust Agreement, the Trust Sale Agreement and the AART Indenture being collectively the “Secured Notes Transfer Agreements”) as having an interest as owner, trustee, secured party or holder of the Secured Notes or of obligations secured by the Secured Notes (all such parties under the Secured Notes Transfer Agreements being the “ACOLT Interested Parties”) with respect to the Lease Assets, and the proceeds thereof, as the interests of such parties may appear from time to time.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01 Definitions. Capitalized terms used in this Agreement are defined in and shall have the meanings assigned to them in Part I of Appendix A to the Administration Agreement, dated as of March 31, 2015, by and among Ally Auto Assets LLC, Ally Financial and Ally Auto Receivables Trust 2015-SN1 or, if not defined therein, shall have the meanings assigned to them in Part I of Exhibit I to the Declaration of Trust, dated as of April 7, 2010 (as it may be amended from time to time, the “Declaration of Trust”), by Deutsche Bank Trust Company Delaware, as ACOLT Owner Trustee, and acknowledged, accepted and agreed by Ally

Central Originating Lease LLC (“ACOL LLC”), as Residual Certificateholder. All references herein to “this Agreement” are to this Sale and Contribution Agreement as it may be amended, supplemented or otherwise modified from time to time. The rules of construction set forth in Part II of Appendix A to the Administration Agreement shall be applicable to this Sale and Contribution Agreement.

ARTICLE II

PURCHASE AND SALE OF LEASE ASSETS

SECTION 2.01 Purchase and Sale of Lease Assets.

(a) On the Closing Date, subject to satisfaction of the conditions specified in Article V and the Lease Assets Assignment (and, in any event, immediately prior to consummation of the related transactions contemplated by the Secured Notes Transfer Agreements), the Seller shall sell, transfer, assign and otherwise convey to ACOLT, without recourse:

(i) all right, title and interest of the Seller in, to and under the Lease Assets listed on the Lease Assets Schedule attached as Schedule A hereto (including the Beneficial Interest in each Leased Vehicle related thereto) and all monies due thereunder on and after the Cutoff Date and, with respect to the related Leased Vehicles, to the extent permitted by law, all accessions thereto;

(ii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Leased Vehicles or Lessees related to the Lease Assets;

(iii) the interest of the Seller in any proceeds from recourse against Dealers on the Lease Assets;

(iv) all right, title and interest of the Seller in, to and under the Lease Assets Assignment;

(v) all right, title and interest of the Seller in, to and under the VAULT Trust Agreement (solely with respect to the Leased Vehicles related to the Lease Assets); and

(vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i) through (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively with the assets described in clauses (i) through (vi) above, the “Sold Assets”).

(b) It is the intention of the Seller and ACOLT that the sale, transfer, assignment and other conveyances of the Sold Assets contemplated by this Agreement and Lease Assets Assignment shall constitute a sale of the Sold Assets from the Seller to ACOLT and the beneficial interest in and title to the Sold Assets shall not be part of the Seller’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Seller or placement into receivership or conservatorship of the Seller under any relevant bankruptcy, insolvency, receivership or conservatorship law.

(c) The sale, transfer, assignment and other conveyances of the Sold Assets contemplated by this Agreement and the assignment delivered by the Seller in the form attached hereto as Exhibit A (the “Lease Assets Assignment”) do not constitute and are not intended to result in the creation of or an assumption by ACOLT of any obligation of the Seller to the Lessees, Dealers, insurers or any other Person in connection with the Lease Assets, any Supplemental Dealer Agreements, any insurance policies or any other agreement or instrument relating to any of them.

(d) In consideration of ACOLT’s delivery of the Secured Notes pursuant to Section 2.02, the Seller shall execute and deliver to ACOLT the Lease Assets Assignment.

SECTION 2.02 ACOLT’s Consideration for the Sold Assets. In consideration of the Seller’s conveyance of the Sold Assets pursuant to Section 2.01(a) on the Closing Date, ACOLT shall deliver or cause the ACOLT Indenture Trustee to deliver Secured Notes, in accordance with Section 2.2(d) of the ACOLT Indenture, in an initial aggregate principal amount equal to the Secured Note Percentage of the Aggregate Initial ABS Value of the Lease Assets. If the aggregate fair market value of the Lease Assets sold to ACOLT on the Closing Date exceeds the aggregate initial principal balance of the Secured Notes, then simultaneously with such sale to ACOLT by the Seller of the Sold Assets, ACOLT shall be deemed to have made a new issuance of equity to the Seller in the amount of such excess and the Seller shall be deemed to have made a simultaneous capital contribution of such equity interest in ACOLT to ACOL LLC (which shall be evidenced by the ACOLT Certificate issued to ACOL LLC on the Closing Date).

SECTION 2.03 The Closing. The sale and purchase of the Sold Assets shall take place at the offices of Kirkland & Ellis LLP, 300 North LaSalle Street, Chicago, Illinois 60654, on the Closing Date at a time mutually agreeable to the Seller and ACOLT, and shall occur simultaneously with the closing of transactions contemplated by the Secured Notes Transfer Agreements.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.01 Representations and Warranties as to the Lease Assets. The Seller makes the following representations and warranties as to the Lease Assets on which ACOLT relies in accepting the Lease Assets. Such representations and warranties speak as of the Closing Date, and shall survive the sale, transfer and assignment of the Lease Assets to ACOLT:

(a) Characteristics of Leases. Each Lease (A) was originated by a Dealer for the original retail lease of a Leased Vehicle (excluding fleet leases, which are leases made to lessees which have leased five or more vehicles through Ally Bank), was fully and properly executed by the parties thereto, was purchased by the Seller or its subsidiaries in the ordinary course of its business from such Dealer under an existing Supplemental Dealer Agreement with such Dealer and was validly assigned by such Dealer to the Seller in accordance with its terms, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the Leased Vehicle of the benefits of the Lease, and (C) provides for level monthly payments (provided that the payment in the first Monthly Period and the final Monthly Period of the Lease may be different from the level payments) that fully amortize the capitalized cost of the Leased Vehicle as specified in the Lease to the Stated Residual Value over the lease term.

(b) Creation, Perfection and Priority of Security Interests. The representations and warranties regarding creation, perfection and priority of security interests in the Sold Assets, which are attached to this Agreement as Schedule B, are true and correct to the extent they are applicable.

(c) Compliance with Law. All requirements of applicable federal, State and local laws, and regulations thereunder, including any Truth-in-Leasing laws, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Consumer Financial Protection Bureau’s Regulations “B,” “M” and “Z,” the Servicemembers Civil Relief Act of 2003, the Texas Consumer Credit Code, and State adaptations of the National Consumer Act, the federal Consumer Leasing Act of 1976 and of the Uniform Consumer Credit Code and other consumer credit and consumer leasing laws and equal credit opportunity and disclosure laws, in respect of the Leases, have been complied with in all material respects, and each Lease complied at the time it was originated or made and now complies in all material respects with all legal requirements of the jurisdiction in which it was originated or made.

(d) Binding Obligation. Each Lease represents the genuine, legal, valid and binding payment obligation of the Lessee thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e) Good Title. Upon conveyance of the Lease Asset by the Dealer to the Seller, (1) the Seller has good title in and to the Lease and the amounts due thereunder, (2) VAULT has good title to the related Leased Vehicle (or all necessary and appropriate action has been commenced that would result in VAULT having good and valid title to the related Leased Vehicle), and (3) the Seller owns and has good title to all of the Beneficial Interest in each related Leased Vehicle, in each case free of any Lien.

(f) Leases in Force. No Lease has been satisfied, subordinated, cancelled, terminated or rescinded.

(g) Insurance. Each Lessee is required to maintain physical damage and liability insurance policies of the type that the Seller requires in accordance with its customary underwriting standards for the purchase of automotive leases.

(h) Lawful Assignment. No Lease was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful the sale, transfer and assignment of such Lease and related Leased Vehicle by the Dealer to the Seller and VAULT and by the Seller to ACOLT and the pledge by ACOLT of its interest in such Lease to the ACOLT Indenture Trustee and the pledges by ACOLT and VAULT of their respective interests in such related Leased Vehicle to each Secured Noteholder.

(i) Underwriting. Each Lease was underwritten in substantial conformance with underwriting guidelines applied to similar leases acquired by the Seller for its own account.

(j) Term of Leases. Each Lease has an original scheduled term of not less than 24 months nor greater than 48 months and a remaining scheduled term of not less than two months.

(k) Location. The Dealer selling each Lease and the related Leased Vehicle to the Seller is located in the United States and each Lessee has a billing address in the United States.

(l) Triple Net Leases. Each Lease (including all other agreements related thereto) is a triple net lease that requires the related Lessee (or another Person other than the Seller) to pay all costs relating to taxes, insurance and maintenance with respect to the related Leased Vehicle.

(m) Leased Vehicles. Each Leased Vehicle purchased by the Seller is a new automobile or light duty truck.

(n) No Defenses. No right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Lease.

(o) No Liens. To the best of the Seller’s knowledge: (1) the Seller has not, and none of its Affiliates has, taken any action that would result in a Lien arising out of an obligation or debt owed by the Seller or such Affiliate for work, labor or materials affecting any Leased Vehicle; (2) the Seller has not received a written notice of any Liens or claims asserted against any Leased Vehicle for work, labor or materials affecting such Leased Vehicle; (3) none of the Seller or its Affiliates has received notice from the IRS of a lien imposed by 26 U.S.C. § 6321 upon any Lease Asset and no such notice of lien has been filed with the appropriate Governmental Authority upon any Lease Asset; and (4) none of the Seller or its ERISA Affiliates has received notice from the PBGC of a Lien imposed by Section 4068 of ERISA upon any Lease Asset and no such notice of lien has been filed with the appropriate Governmental Authority upon any Lease Asset.

(p) All Filings and Notations Made. All filings (including UCC filings) necessary in any jurisdiction to give ACOLT a first priority perfected security interest in the Leases have been made or will be made within ten days after the Closing Date, and no filings are necessary with respect to the transfer of the Beneficial Interest in each related Leased Vehicle.

(q) One Original. There is only one original executed copy of each Lease.

(r) Not Delinquent or Liquidating. As of the Cutoff Date as to each Lease, such Lease was not considered past due; that is, the payments due on such Lease in excess of $25 have been received within 30 days of the payment date and no Lease was a Liquidating Lease Asset.

(s) No Documents or Instruments. No Lease, or constituent part thereof, constitutes a “negotiable instrument,” “negotiable document of title” or “electronic chattel paper” (as such terms are used in the UCC).

(t) Aggregate Initial ABS Value. The Aggregate Initial ABS Value of the Lease Assets is $1,206,898,954.96.

(u) No Waiver. Since the Cutoff Date, no provision of a Lease has been waived, altered or modified in any respect, except in accordance with the Servicer’s Customary Servicing Practices and the Servicing Agreement.

(v) Origination Date. Each Lease was originated on or after August 28, 2011.

(w) Lease Assets Schedule. The information set forth in the Lease Assets Schedule is true and correct in all material respects, and no selection procedures believed by the Seller to be adverse to ACOLT or any Secured Noteholder were utilized in selecting such Lease Assets from those assets of the Seller that meet the selection criteria set forth herein.

(x) Denomination. Each Lease is denominated in U.S. dollars.

SECTION 3.02 Additional Representations and Warranties of the Seller. The Seller hereby represents and warrants to ACOLT as of the Closing Date with respect to the Lease Assets, in its capacity as the seller of the Lease Assets hereunder, that:

(a) Organization and Good Standing; FDIC. The Seller has been duly organized and is validly existing as a Utah chartered bank, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted; and as of the date hereof, the Seller is insured by the FDIC and is subject to the Federal Deposit Insurance Act;

(b) Due Qualification. The Seller is duly qualified to do business as a foreign entity in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires or shall require such qualification;

(c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement, the Lease Assets Assignment and each other ACOLT Transaction Document to which it is a party and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to ACOLT, has duly authorized such sale and assignment to ACOLT by all necessary corporate action; and the execution, delivery and performance of this Agreement, the related Lease Assets Assignment and each other ACOLT Transaction Document to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action;

(d) Valid Sale; Binding Obligation. This Agreement and the Lease Assets Assignment, when duly executed and delivered, shall constitute a valid sale, transfer and assignment of the Lease Assets, enforceable against creditors of and purchasers from the Seller; and this Agreement together with the Lease Assets Assignment and each other ACOLT Transaction Document to which the Seller is a party, when duly executed and delivered, shall constitute a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e) No Violation. The consummation of the transactions contemplated by this Agreement, the related Lease Assets Assignment and each other ACOLT Transaction Document to which the Seller is a party and the fulfillment of the terms of this Agreement, the related Lease Assets Assignment and each other ACOLT Transaction Document to which the Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws (or similar organizational documents) of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than pursuant to the ACOLT Transaction Documents and the Secured Notes Transfer Agreements) or violate any law or, to the best of the Seller’s knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties, except where any such conflict or violation would not have a material adverse effect on its ability to perform its obligations with respect to ACOLT or any of the ACOLT Interested Parties under this Agreement or the Servicing Agreement; and

(f) No Proceedings. To the Seller’s knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement, the Lease Assets Assignment or any other

ACOLT Transaction Document to which the Seller is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, the Lease Assets Assignment or any other ACOLT Transaction Document to which the Seller is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Lease Assets Assignment or any other ACOLT Transaction Document to which the Seller is a party.

SECTION 3.03 Representations and Warranties of ACOLT. ACOLT hereby represents and warrants to the Seller as of the Closing Date:

(a) Organization and Good Standing. ACOLT has been duly organized and is validly existing as a statutory trust in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted;

(b) Due Qualification. ACOLT is duly qualified to do business as a statutory trust in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification;

(c) Power and Authority. ACOLT has the power and authority to execute and deliver this Agreement, the Lease Assets Assignment and each other ACOLT Transaction Document to which it is a party and to carry out its terms, and the execution, delivery and performance of this Agreement, the Lease Assets Assignment and each other ACOLT Transaction Document to which it is a party have been duly authorized by ACOLT by all necessary trust action; ACOLT had at all relevant times, and now has, power, authority and legal right to acquire and own the Lease Assets;

(d) No Violation. The consummation of the transactions contemplated by this Agreement, the Lease Assets Assignment and each other ACOLT Transaction Document to which ACOLT is a party and the fulfillment of the terms of this Agreement, the Lease Assets Assignment and each other ACOLT Transaction Document to which ACOLT is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under, the Declaration of Trust, or any indenture, agreement, mortgage, deed of trust or other instrument to which ACOLT is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument(other than pursuant to the ACOLT Transaction Documents and Secured Notes Transfer Agreements) or violate any law or, to the best of ACOLT’s knowledge, any order, rule or regulation applicable to ACOLT of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over ACOLT or any of its properties; and

(e) No Proceedings. To ACOLT’s knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over ACOLT or its properties (i) asserting the invalidity of this Agreement, the Lease Assets Assignment or any other ACOLT

Transaction Document to which ACOLT is a party, or (ii) seeking any determination or ruling that might materially and adversely affect the performance by ACOLT of its obligations under, or the validity or enforceability of, this Agreement, the Lease Assets Assignment or any other ACOLT Transaction Document to which ACOLT is a party.

ARTICLE IV

ADDITIONAL AGREEMENTS

SECTION 4.01 Conflicts with Secured Notes Transfer Agreements. To the extent that any provision of Sections 4.02 through 4.04 of this Agreement conflicts with any provision of the Secured Notes Transfer Agreements, the Secured Notes Transfer Agreements shall govern.

SECTION 4.02 Protection of Title.

(a) Filings. The Seller shall authorize or prepare, as applicable, and file such financing statements and amendments to financing statements and cause to be authorized or prepared, as applicable, and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of ACOLT under this Agreement and the Lease Assets Assignment in the Lease Assets and the other Sold Assets, and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to ACOLT file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. The Seller hereby authorizes ACOLT and its assigns to file all such financing statements.

(b) Name Change. The Seller shall not change its State of organization or its name, identity or structure in any manner that would, could or might make any financing statement or continuation statement filed by the Seller in accordance with Section 4.02(a) seriously misleading within the meaning of the UCC, unless it shall have given ACOLT and the Further Holders written notice thereof within ten (10) days of such change.

(c) Executive Office; Maintenance of Offices. The Seller shall give ACOLT, the ACOLT Indenture Trustee, the ACOLT Owner Trustee and the Secured Noteholders written notice within ten (10) days of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller shall at all times maintain each office from which it services the Lease Assets and its principal executive office within the United States of America.

(d) New Debtor. If the Seller shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a “new debtor” (as defined in the UCC) succeeding to the obligations of the Seller hereunder, the Seller shall comply fully with the obligations of Section 4.02(a).

SECTION 4.03 Other Liens or Interests. Except for the conveyances hereunder and under the Lease Assets Assignment and as contemplated by the Secured Notes Transfer Agreements, the Seller shall not sell, pledge, assign or transfer the Lease Assets or any other Sold Assets to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title and interest of ACOLT in, to and under such Lease Assets and any other Sold Assets against all claims of third parties claiming through or under the Seller.

SECTION 4.04 Warranty Repurchase Events. The Seller hereby covenants and agrees with ACOLT for the benefit of ACOLT and the ACOLT Interested Parties that in the event of a breach of any of the Seller’s representations and warranties contained in Section 3.01 with respect to any Lease Asset (a “Warranty Repurchase Event”), the Seller, unless such breach has been cured in all material respects, shall as of the last day of the second Monthly Period in which such breach was discovered or a notice of such breach was received (or at the Seller’s election, the last day of the first Monthly Period following such discovery or receipt of notice), repurchase such Lease Asset (a “Warranty Lease Asset”) from ACOLT, without further notice from ACOLT hereunder, and, on or prior to the related Distribution Date, the Seller shall deposit the related Warranty Payment into the ACOLT Collection Account. Upon repurchase and payment of such Warranty Payment with respect to any Warranty Lease Asset, the Seller shall be entitled to receive the Released Warranty Amount, if any. The obligation of the Seller to repurchase any Lease Asset as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Seller for such breach available to ACOLT or the other ACOLT Interested Parties.

Upon payment of the Warranty Payment with respect to any Warranty Lease Asset pursuant to this Section 4.04, ACOLT shall assign to the Seller, without recourse, representation or warranty, all of ACOLT’s right, title and interest in and to such Lease Asset and the other related Sold Assets, such assignment being an assignment outright and not for security; and the Seller shall thereupon own the same free of all further obligation to ACOLT and the Further Holders with respect thereto.

SECTION 4.05 Indemnification. The Seller shall indemnify ACOLT and the ACOLT Owner Trustee for any liability as a result of the failure of a Lease Asset to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Seller may otherwise have.

SECTION 4.06 Pre-Closing Collections. Within two Business Days after the Closing Date, the Seller shall transfer to the account or accounts designated by ACOLT all ACOLT Collections with respect to the Lease Assets conveyed to ACOLT on such Closing Date pursuant to Section 2.01 that are held by the Seller on such Closing Date; provided, however, that so long as the Monthly Remittance Condition is satisfied, such ACOLT Collections need not be transferred until the first Distribution Date occurring after the Closing Date.

SECTION 4.07 Pledge of Sold Assets to ACOLT Indenture Trustee. The parties hereto acknowledge and agree that ACOLT pursuant to the ACOLT Indenture, will pledge the Sold Assets to the ACOLT Indenture Trustee for the benefit of the Secured Noteholders and will pledge its Beneficial Interest in the related Leased Vehicles to the ACOLT Indenture Trustee for the benefit of the Secured Noteholders, in each case to secure its obligations under the Secured Notes.

SECTION 4.08 Compliance with the FDIC Rule. The Seller agrees to (i) perform the covenants set forth in Article XII of the AART Indenture applicable to it and (ii) facilitate compliance with Article XII of the AART Indenture by the Ally Parties.

ARTICLE V

CONDITIONS

SECTION 5.01 Conditions to Obligation of ACOLT. The obligation of ACOLT to purchase the Lease Assets hereunder and pursuant to the Lease Assets Assignment is subject to the satisfaction of the following conditions:

(a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct at the time of the Closing Date, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

(b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files created in connection with the Lease Assets that the Lease Assets have been sold to ACOLT pursuant to this Agreement and the Lease Assets Assignment and shall deliver to ACOLT the Lease Assets Schedule, certified by an officer of the Seller to be true, correct and complete.

(c) Documents to be Delivered By the Seller.

(i) The Lease Assets Assignment. On the Closing Date, the Seller shall execute and deliver the Lease Assets Assignment to ACOLT.

(ii) Evidence of UCC Filing. On or prior to the tenth day after the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in each jurisdiction in which it is required by applicable law, authorized by and naming the Seller as seller or debtor, naming ACOLT as purchaser or secured party, describing the Lease Assets and the other Sold Assets as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of Lease Assets to ACOLT. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to ACOLT, of such filing to ACOLT on or prior to the tenth day after the Closing Date.

(iii) Other Documents. On or prior to the Closing Date, the Seller shall provide such other documents as ACOLT may reasonably request.

(d) Reserve Account Initial Deposit. On the Closing Date, the Seller shall cause the Secured Noteholders to deposit the Reserve Account Initial Deposit in immediately available funds into the Reserve Account.

(e) Other Transactions. The transactions contemplated by the Secured Notes Transfer Agreements shall be consummated to the extent that such transactions are intended to be substantially contemporaneous with the transactions hereunder.

SECTION 5.02 Conditions to Obligation of the Seller. The obligation of the Seller to sell the Lease Assets to ACOLT hereunder or pursuant to the Lease Assets Assignment is subject to the satisfaction of the following conditions:

(a) Representations and Warranties True. The representations and warranties of ACOLT hereunder shall be true and correct as of the Closing Date with respect to the Lease Assets, and ACOLT shall have performed all obligations to be performed by it hereunder or pursuant to the Lease Assets Assignment on or prior to the closing hereunder.

(b) Delivery of Secured Notes. On the Closing Date, ACOLT shall deliver, or cause the ACOLT Indenture Trustee to deliver, the Secured Notes to the AART Indenture Trustee in accordance with Section 2.2(d) of the ACOLT Indenture, as provided in Section 2.02 of this Agreement.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 6.01 Amendment.

(a) This Agreement may be amended by the Seller and ACOLT (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement, or (iii) to add, change or eliminate any other provision of this Agreement in any manner that shall not adversely affect in any material respect the interests of the Secured Noteholders or the ACOLT Certificateholder.

(b) This Agreement may also be amended from time to time by the Seller and ACOLT with the consent of the ACOLT Certificateholder, if the ACOLT Certificateholder is any Person other than ACOL LLC or an Affiliate of ACOL LLC, and the Holders of a majority of the then Outstanding Amount of the Secured Notes, which consent, whether given pursuant to this Section 6.01 or pursuant to any other provision herein, shall be conclusive and binding on such Persons and on all future Holders of the ACOLT Certificates and Secured Notes for the purpose of adding any provisions to this Agreement or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the ACOLT Certificateholder or the Secured Noteholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Lease Assets or distributions that shall be required to be made on any Secured Note, or (ii) reduce the percentage in this Section 6.01 required to consent to any action or amendment, without the consent of all of the Holders of the Secured Notes then outstanding.

(c) If any Rated Notes are outstanding, prior to the execution of any amendment or consent pursuant to Section 6.01(a) or (b), ACOLT shall furnish written notice of the substance of such amendment or consent to the Rating Agencies.

(d) Promptly after the execution of any amendment or consent pursuant to Section 6.01(a) or (b), the ACOLT Owner Trustee shall furnish a copy of such amendment or consent to each Secured Noteholder and the ACOLT Certificateholder.

(e) It shall not be necessary for the consent of the Secured Noteholders or the ACOLT Certificateholder pursuant to Section 6.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Secured Noteholders or the ACOLT Certificateholder provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Secured Noteholders and the ACOLT Certificateholder shall be subject to such reasonable requirements as the ACOLT Indenture Trustee or the ACOLT Owner Trustee may prescribe, including the establishment of record dates.

SECTION 6.02 Survival. The representations and warranties of the Seller set forth in Articles III and IV of this Agreement shall remain in full force and effect and shall survive the Closing Date under Section 2.03 and the closing under the Secured Notes Transfer Agreements.

SECTION 6.03 Notices. All demands, notices and communications upon or to the Seller or ACOLT or the ACOLT Owner Trustee under this Agreement shall be delivered, as specified in Part III of Appendix A to the Administration Agreement.

SECTION 6.04 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 6.05 Waivers. No failure or delay on the part of ACOLT in exercising any power, right or remedy under this Agreement or the Lease Assets Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.06 Costs and Expenses. The Seller agrees to pay all reasonable out-of-pocket costs and expenses of ACOLT, including fees and expenses of counsel, in connection with the perfection as against third parties of ACOLT’s right, title and interest in, to and under the Lease Assets and the enforcement of any obligation of the Seller hereunder.

SECTION 6.07 Confidential Information. ACOLT agrees that it shall neither use nor disclose to any person the names and addresses of the Lessees, except in connection with the enforcement of ACOLT’s rights hereunder, under the Leases, under any Secured Notes Transfer Agreement or as required by law.

SECTION 6.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 6.09 Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 6.10 No Petition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the final distribution with respect to the Secured Noteholders or the ACOLT Certificateholder, as applicable, acquiesce, petition or otherwise invoke or cause ACOLT to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against ACOLT under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of ACOLT or any substantial part of its property, or ordering the winding up or liquidation of the affairs of ACOLT under any State bankruptcy or insolvency proceeding.

SECTION 6.11 Limitations on Rights of Others. The provisions of this Agreement and the Lease Assets Assignment are solely for the benefit of the Seller, ACOLT and the ACOLT Interested Parties, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in, under, or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 6.12 Series Liabilities. It is expressly understood and agreed by the Seller and the other ACOLT Interested Parties that Series 2015-SN1 is a separate series of ACOLT as provided in Section 3806(b)(2) of the Statutory Trust Act. As such, separate and distinct records shall be maintained for Series 2015-SN1 and the Lease Assets shall be held and accounted for separately from the other assets of ACOLT or any other series of ACOLT. The debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to Series 2015-SN1, including the Secured Notes and the obligations of ACOLT to the Seller and any of the other ACOLT Interested Parties under this Sale and Contribution Agreement, shall be enforceable against the Lease Assets only, and not against ACOLT generally or the assets of any other series of ACOLT.

SECTION 6.13 Limitation of Liability of ACOLT Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Sale and Contribution Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as owner trustee of ACOLT, (b) each of the representations, undertakings and agreements herein made on the part of ACOLT is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only ACOLT, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of ACOLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by ACOLT under this Sale and Contribution Agreement or the other ACOLT Transaction Documents.

SECTION 6.14 Merger and Consolidation of the Seller. Any corporation, limited liability company or other entity (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller shall be a party, (iii) succeeding to the business of the Seller, or (iv) 25% or more of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by General Motors or Ally Financial, which corporation, limited liability company or other entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement and the other ACOLT Transaction Documents, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 6.14 to the Rating Agencies (if any Rated Notes are outstanding), the Servicer, the ACOLT Indenture Trustee and the ACOLT Owner Trustee.

SECTION 6.15 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be assigned by the Seller without the consent of any other Person to a corporation, limited liability company or other entity that is a successor (by merger, consolidation or purchase of assets) to the Seller, or 25% or more of the voting interests of which is owned, directly or indirectly, by General Motors or by Ally Financial, provided that such entity executes an agreement of assumption.

SECTION 6.16 Official Record. This Agreement is, and the Seller agrees to maintain this Agreement from and after the date hereof as, an official record (within the meaning of Section 13(e) of the Federal Deposit Insurance Act) of the Seller.

[Signatures follow on next page]

IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

ALLY BANK

By:
Name:
Title:

ALLY CENTRAL ORIGINATING LEASE TRUST

By:	DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as ACOLT Owner Trustee

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

FORM OF LEASE ASSETS ASSIGNMENT

PURSUANT TO SALE AND CONTRIBUTION AGREEMENT

For value received, in accordance with the ACOLT 2015-SN1 Sale and Contribution Agreement, dated as of March 31, 2015 (the “Sale and Contribution Agreement”), between Ally Bank, a Utah chartered bank (together with its successors thereto and assigns thereof, “Ally Bank,” and Ally Bank is referred to as the “Seller” in its capacity as seller of the Lease Assets) and Ally Central Originating Lease Trust, a Delaware statutory trust (“ACOLT”), the Seller does hereby sell, assign, transfer and otherwise convey to ACOLT, without recourse: (i) all right, title and interest of the Seller in, to and under the Lease Assets listed on the Lease Assets Schedule attached as Schedule A to the Sale and Contribution Agreement (including the Beneficial Interest in each Leased Vehicle related thereto) and all monies due thereunder on and after the Cutoff Date and, with respect to the related Leased Vehicles, to the extent permitted by law, all accessions thereto; (ii) the interest of the Seller in any proceeds from claims on any physical damage, credit life, credit disability or other insurance policies covering Leased Vehicles or Lessees related to the Lease Assets; (iii) the interest of the Seller in any proceeds from recourse against Dealers on the Lease Assets; (iv) all right, title and interest of the Seller in, to and under the Lease Assets Assignment; (v) all right, title and interest of the Seller in, to and under the VAULT Trust Agreement (solely with respect to the Leased Vehicles related to the Lease Assets); and (vi) the present and future claims, demands, causes and choses in action in respect of any or all the foregoing described in clauses (i) through (v) above and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all the foregoing, including all proceeds of the conversion of any or all of the foregoing, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, investment property, payment intangibles, general intangibles, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively with the assets described in clauses (i) through (vi) above, the “Sold Assets”).

It is the intention of the Seller and ACOLT that the sale, transfer, assignment and other conveyances of the Sold Assets contemplated by this Lease Assets Assignment shall constitute a sale of the Sold Assets from the Seller to ACOLT and the beneficial interest in and title to the Sold Assets shall not be part of the Seller’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Seller or placement into receivership or conservatorship of the Seller under any relevant bankruptcy, insolvency, receivership or conservatorship law

The foregoing sale, transfer, assignment and other conveyances of the Sold Assets contemplated by this Lease Assets Assignment do not constitute and are not intended to result in the creation of or an assumption by ACOLT of any obligation of the undersigned to the Lessees, Dealers, insurers or any other Person in connection with the Lease Assets, any Supplemental Dealer Agreements, any insurance policies or any other agreement or instrument relating to any of them.

Ex. A-1

THIS LEASE ASSETS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS LEASE ASSETS ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

This Lease Assets Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Contribution Agreement and is to be governed by the Sale and Contribution Agreement.

The Seller and ACOLT hereby acknowledge that the Aggregate Initial ABS Value for the Lease Assets assigned hereunder is $1,206,898,954.96.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Sale and Contribution Agreement.

[Remainder of page intentionally left blank]

Ex. A-2

IN WITNESS WHEREOF, the undersigned has caused this Lease Assets Assignment to be duly executed as of the date first above written.

ALLY BANK

By:
Name:
Title:

Ex. A-3

SCHEDULE A

The Lease Assets Schedule is

on file at the offices of:

1.	The ACOLT Indenture Trustee

2.	The ACOLT Owner Trustee

3.	Ally Bank

Sch. A

SCHEDULE B

PERFECTION REPRESENTATIONS

1. While it is the intention of Ally Bank and ACOLT that the transfer and assignment contemplated by the Sale and Contribution Agreement and the Lease Assets Assignment shall constitute the sale of each Lease Asset and the other Sold Assets from Ally Bank to ACOLT, the Sale and Contribution Agreement and the ACOLT Indenture create a valid and continuing security interest (as defined in the applicable UCC) in each Lease and the other Sold Assets (other than the Leased Vehicles related to the Leases) in favor of ACOLT and the ACOLT Indenture Trustee, respectively, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from Ally Bank and ACOLT, respectively.

2. Within ten days after the Closing Date, all steps necessary to perfect ACOLT’s security interest against the account debtor in the Leases that constitute chattel paper will have been taken.

3. Prior to the pledge of the Leases to the ACOLT Indenture Trustee under the ACOLT Indenture, such Leases constitute “tangible chattel paper,” “payment intangibles,” “instruments,” “certificated securities” or “uncertificated securities” within the meaning of the applicable UCC.

4. ACOLT owns and has good and marketable title to the Lease Assets and the other Sold Assets free and clear of any Lien, claim or encumbrance of any Person, other than the Lien of the ACOLT Indenture Trustee and the Secured Noteholders as set forth in the ACOLT Indenture.

5. Ally Bank has caused, or will have caused, within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Leases and the other Sold Assets (other than the related Leased Vehicles) granted to ACOLT under the Sale and Contribution Agreement and the ACOLT Indenture Trustee under the ACOLT Indenture.

6. Other than the sale by Ally Bank to ACOLT pursuant to the Sale and Contribution Agreement and the security interests granted by ACOLT to the ACOLT Indenture Trustee and the Secured Noteholders under the ACOLT Indenture, neither Ally Bank nor ACOLT has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Lease Assets or the other Sold Assets. Neither Ally Bank nor ACOLT has authorized the filing of, or is aware of, any financing statements against Ally Bank or ACOLT that include a description of collateral covering the Lease Assets or the other Sold Assets, other than the financing statements relating to the interests granted to ACOLT under the Sale and Contribution Agreement and to the ACOLT Indenture Trustee and the Secured Noteholders under the ACOLT Indenture or any financing statement that has been terminated. Neither Ally Bank nor ACOLT is aware of any judgment or tax lien filings against Ally Bank or ACOLT covering the respective Lease Assets or the other Sold Assets.

Sch. B-1

7. Ally Financial, as Custodian, has in its possession the original copies of the Lease Asset Files and other documents that constitute or evidence the Leases. The Lease Asset Files and other documents that constitute or evidence the Leases do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than ACOLT.

Sch. B-2